U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 10, 2000



                                  EDUVERSE.COM
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



        00-27239                                          88-0277072
(Commission file number)                    (I.R.S. Employer Identification No.)



                                1135 Terminal Way
                                    Suite 209
                             Reno, Nevada 89502-2168
                    (Address of Principal Executive Offices)

                                 (775) 332-3325
                           (Issuer's telephone number)

Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Election of New Director

     The directors of Eduverse.Com, a Nevada corporation (the "Company"), pursuant to a special meeting of the board of directors held on November 6, 2000 and consented to by over a majority vote of the directors of the Company, approved and elected Gary Powers as a director of the Company. As of the date of this Report, the directors and executive officers of the Company and its wholly-owned subsidiaries, Eduverse Dot Com (Canada) Inc. and M&M Information & Marketing Services, Inc., are as follows:

     Name                       Age          Position with the Company
     ----                       ---          -------------------------

     Marc Crimeni               42           President, Chief Executive Officer,
                                             Treasurer and Chairman of the Board
                                             and Director

     Robert Harris              52           Secretary and Director

     Peter O'Donnell            49           Director

     Gary Powers                54           Director


                                             Position with Eduverse Dot Com
     Name                       Age                    (Canada) Inc.
     ----                       ---          ------------------------------

     Marc Crimeni               42           President, Chief Executive Officer,
                                             Treasurer and Chairman of the Board

     Robert Harris              52           Manager of Creative Research

     Jeffrey Mah                39           Chief Technology Officer

     Lorne Reicher              44           Vice President of Operations


                                             Position with M&M Information &
     Name                       Age              Marketing Services, Inc.
     ----                       ---          -------------------------------

     Marc  Crimeni              42           President,Secretary, Treasurer and
                                             Director

     MARC CRIMENI has served as the Executive Vice President of the Company's wholly owned subsidiary Eduverse Dot Com Inc. since August 1, 1998. From November 1996 to July 1997, Mr. Crimeni served as Vice President of Sales and Marketing at InMedia. From February 1994 to November 1996, he served as the International Sales Manager for Inetco Systems Inc., a software company. From June 1992 to July 1993, Mr. Crimeni served as International Sales Manager for Prologic Computer Corporation, a software development company. On September 3, 1998, the British Columbia Securities Commission fined Mr. Crimeni Cdn$10,000 for failing to disclose in a regulatory filing a pending criminal proceeding involving the improper storage of a firearm. As a result of this action, Mr. Crimeni agreed to resign any position he held as a director or officer of a reporting issuer in British Columbia, to not serve as a director or officer of any reporting issuer in British Columbia and to not engage in any investor relations activities until December 4, 1999. Mr. Crimeni completed an educational program relating to securities and is eligible to serve as a director or executive officer of a British Columbia reporting issuer.

     ROBERT HARRIS has served as the Manager of Creative & Research of the Company's wholly owned subsidiary Eduverse Dot Com Inc. and as Secretary and Director of the Company since June 3, 1998. From 1996 to 1998, Mr. Harris served as executive assistant to the Investment Director of a private investment corporation based in Vancouver and Riyadh, Saudi Arabia and as the assistant to the President for Wayburn Resources Inc., a mineral exploration company. From November 1990 to November 1995, Mr. Harris served as a compliance officer and a director for SZL Sportsight Inc., a sports entertainment technology company.

     PETER O'DONNELL has served as a Director of the Company since May 28, 1998. Mr. O'Donnell is currently serving as the Vice-President, Marketing, of Intracom Corporation, an Internet medical imaging company and as the Chief Operating Officer of Personal Internet Assistants, Inc., an Internet research service. From 1997 to 1998, Mr. O'Donnell served as the Chief Executive Officer of Soqual Creative Marketing Services, a marketing company, and as the Executive Vice-President, Marketing, of The Black Vodka Company. From 1994 to 1997, Mr. O'Donnell served as the Executive Vice-President of Sales and Marketing for OneVoice Corp., a multi-lingual Web content and translation/localization service. Mr. O'Donnell currently serves on the Board of Advisors for VidBot.com, a streaming video Internet directory company. He received his Bachelor's Degree in Journalism in 1972 from the University of Florida.

     GARY J. POWERS has been the president and a director of Intergold Corporation, a Nevada corporation ("IGCO"), since September of 1998 and the president and a director of International Gold Corporation, a Nevada corporation and the wholly-owned subsidiary of IGCO, since September of 1998. IGCO is engaged in the exploration and development of gold and silver and other precious metals. Mr. Powers has worked in the public sector at a senior Canadian governmental level and has private sector experience in project development and business management. For the past six years, Mr. Powers has worked for Guest Investments Ltd. as a management and education consultant and for Helen Kupper Enterprises, Ltd. as a business manager.

     JEFFREY MAH has served as the Chief Technology Officer of the Company's wholly-owned subsidiary Eduverse Dot Com Inc., since August 1, 1998. From January 1998 to May 1998, Mr. Mah founded and was President of e-werks Software, Inc., an educational software development firm. From March 1997 to January 1998, he served as Senior Java Programer at InMedia. From May 1996 to November 1996, Mr. Mah was a member of the Scientific and Engineering Staff at MacDonald Dettwiler and Associates, an information technology company. From May 1994 to May 1996, Mr. Mah founded and was President of Stormchaser Productions, an information technology strategy and systems development and integration company. Mr. Mah is also serving as an Instructor at the British Columbia Institute of Technology, offering courses in object oriented application design in Java and structured programming. He received his Bachelor of Science Degree in Computer Science from the University of British Columbia in 1985.

     LORNE REICHER has served as the Vice President of Operations of the Company's wholly owned subsidiary Eduverse Dot Com Inc., since January 1, 1999. From June 1991 to January 1998, Mr. Reicher was the Director of Franchising, Western Region for Hartco Enterprises Inc., a franchisor of systems integrators, computer resellers and computer retailers. From June 1985 to Jun 1991, Mr. Reicher founded and was a partner and General Manager of the Penny Group, an independent computer reseller association.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              EDUVERSE.COM


Date: November 10, 2000                       By: /s/ Marc Crimeni
-----------------------                       --------------------
                                              Marc Crimeni, President


Date: November 10, 2000                       By: /s/ Robert Harris
-----------------------                       ---------------------
                                              Robert Harris, Secretary